UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2010 (September 15,2010)

DEBUT BROADCASTING CORPORATION, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50762	88-0417389
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1011 Cherry Avenue, Suite B
Nashville, Tennessee	37203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(615) 866-0530

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 21, 2009, we issued a Convertible Promissory Note (the “Note”) to River Falls Financial Services, LLC., a Kentucky  investment firm  (the “Investor”), pursuant to which we issued the Note to the Investor in exchange for a line of credit with gross proceeds of  $1.5 million.  Under the Note the outstanding debt can be converted into Company common stock at a conversion rate of $0.05 per share.  The Note earned interest at 12% per annum on the balance utilized,  matured on July 31, 2010.  Under the Note the Investor could purchase an aggregate of 30,000,000 of our common shares at a price of $.05 per share, whether through conversion of outstanding debt, for cash, or any combination thereof.  The share purchase rights expire on July 31, 2011.  At maturity, the note had a balance of $724,000 consisting of $650,000 in principle and  $74,000 in accrued interest.

On September 15, 2010 the Note was modified.  River Falls Financial Services issued a Promissory note to Diversified Support Systems, Inc., an Ohio Corporation for the benefit of River Falls Financial Services for the 50% of the balance of the matured River Falls Financial Services note, with an interest rate of 3% per annum.  In conjunction with this Promissory note, River Falls Financial Services, Debut Broadcasting Corporation and Diversified Support Systems negotiated a participation agreement whereby the parties agree to share in the loan to Debut Broadcasting Corporation with a 50% participation percentage.

Payments of the principal balance shall commence on October 15, 2010 to be paid off over a term of five years.

The foregoing description of the Note does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Note, a copy of which is included by reference to the 8K filed September 21, 2009 as Exhibit 9.01.

Item 8.01  Other Events.

None.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements
None.

(b)	Pro Forma Financial Statements
None.

(d)	Exhibits

	9.01(d)i	Convertible Promissory Note, dated September 21, 2009 issued by and between River Falls Financial Services, LLC and Debut Broadcasting Corporation, Inc. incorporated by reference

	9.02(d)i	Voting Agreement, dated September 21, 2009 issued by and between River Falls Financial Services, LLC and Debut Broadcasting Corporation, Inc. incorporated by reference

9.03(d)i	Promissory Note, dated September 8, 2010 issued by and between Diversified Support Systems, Inc. and River Falls Financial Services.

9.04(d)i	Note Purchase Agreement dated September 8, 2010 issued by and between Diversified Support Systems, LLC and Rover Falls Financial Services, LLC

9.05(d)i
Participation Agreement dated September 8, 2010 and accepted on September 15, 2010 between River Falls Financial Services, LLC, Diversified Support Systems, LLC, joined in by Debut Broadcasting Corporation, Inc.

9.06(d)i	Pledge Agreement dated September 15, 2010 by Diversified Support Systems, LLLC in favor of River Falls Financial Services, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Debut Broadcasting Corporation, Inc.

/s/ Sariah Hopkins
Sariah Hopkins
Executive Vice President, and
Chief Financial Officer

Date: September 21, 2010